UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)        DECEMBER 08, 2004


                                DUANE READE INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               04-3164702
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.


                On December 8, 2004, the registrant entered into Purchase Agreements with certain initial purchasers relating to its offering of $160,000,000 aggregate principal amount of its Senior Secured Floating Rate Notes due 2010 (the "Notes"). The sale of the Notes is expected to close on December 20, 2004, on the basis of representations and warranties and subject to conditions precedent that are customary for transactions of this type. In the Purchase Agreement, the registrant has agreed to indemnify the initial purchaser against liabilities arising from the transactions, including liabilities arising under the Securities Act of 1933 and the Securities Exchange Act of 1934.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 10, 2004

                                          DUANE READE INC.


                                          By: /s/ John K. Henry
                                              --------------------------
                                              Name:   John K. Henry
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer